                                 EXHIBIT (14)

                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                      PFL LIFE VARIABLE ANNUITY ACCOUNT E


Know all men by these presents that Patrick S. Baird, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the PFL Life Variable Annuity Account E, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                             /s/  Patrick S. Baird
                                             -------------------------------
                                             Patrick S. Baird
                                             Senior Vice President
                                             PFL Life Insurance Company


March 8, 2000
-------------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                      PFL LIFE VARIABLE ANNUITY ACCOUNT E


Know all men by these presents that Craig D. Vermie, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the PFL Life Variable Annuity Account E, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                             /s/  Craig D. Vermie
                                             ---------------------------
                                             Craig D. Vermie
                                             Vice President
                                             PFL Life Insurance Company


March 8, 2000
--------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                      PFL LIFE VARIABLE ANNUITY ACCOUNT E


Know all men by these presents that William L. Busler, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the PFL Life Variable Annuity Account E, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                             /s/  William L. Busler
                                             -----------------------------
                                             William L. Busler
                                             President
                                             PFL Life Insurance Company


March 8, 2000
----------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                      PFL LIFE VARIABLE ANNUITY ACCOUNT E


Know all men by these presents that Larry N. Norman, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the PFL Life Variable Annuity Account E, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                             /s/  Larry N. Norman
                                             -------------------------
                                             Larry N. Norman
                                             Executive Vice President
                                             PFL Life Insurance Company


March 8, 2000
------------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                      PFL LIFE VARIABLE ANNUITY ACCOUNT E


Know all men by these presents that Douglas C. Kolsrud, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the PFL Life Variable Annuity Account E, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                             /s/  Douglas C. Kolsrud
                                             --------------------------------
                                             Douglas C. Kolsrud
                                             Senior Vice President
                                             PFL Life Insurance Company


March 8, 2000
--------------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                      PFL LIFE VARIABLE ANNUITY ACCOUNT E


Know all men by these presents that Robert J. Kontz, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the PFL Life Variable Annuity Account E, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                             /s/  Robert J. Kontz
                                             --------------------------------
                                             Robert J. Kontz
                                             Vice President
                                             PFL Life Insurance Company


March 8, 2000
--------------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                      PFL LIFE VARIABLE ANNUITY ACCOUNT E


Know all men by these presents that Brenda K. Clancy, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the PFL Life Variable Annuity Account E, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                             /s/  Brenda K. Clancy
                                             -----------------------------
                                             Brenda K. Clancy
                                             Vice President
                                             PFL Life Insurance Company


March 8, 2000
-------------------------
Date